UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2001

eVISION USA.COM, INC.
(Exact name of registrant as specified in its charter)

                                                                      Colorado                                                      0-17637                                                                                 45-0411501
                                                 (State or other jurisdiction of                               (Commission File No.)                                                    (IRS Employer Identification No.)
                                                  incorporation or organization)

                                                                             1888 Sherman Street, Suite 100, Denver, CO                                                                   80203
                                                                             (Address of principal executive offices)                                                                     (Zip Code)

(303) 894-7971
(Registrant's telephone number, including area code)

Item 4. Changes In Registrant’s Independent Accountants

eVision USA. Com, Inc. (eVision) has dismissed Deloitte & Touche LLP as its independent accountants. Deloitte & Touche LLP acted as the independent accountants for eVision for the years ended September 30, 2000 and 1999. Deloitte & Touche LLP was appointed independent accountants on September 13, 1999.

Deloitte & Touche LLP’s reports on eVision’s financial statements for the two most recent fiscal years ended September 30, 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was recommended by the Audit Committee and approved by eVision’s Board of Directors.

During eVision’s two most recent fiscal years and subsequent interim period up to the date of the change in independent accountants, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make a reference to the subject matter of the disagreement(s) in connection with its reports.

During eVision’s most recent fiscal year, there were reportable conditions identified by Deloitte & Touche LLP. Deloitte & Touche LLP identified certain of these reportable conditions as material weaknesses in eVision’s internal controls. Material weaknesses include a significant subsidiary’s lack of developing and implementing definitive lending policies, and lack of documentation supporting lending decisions, addressing credit and collateral risks and borrowers’ ability to repay, and eVision’s lack of documentation of management’s assessment of recoverability and realizability of significant assets. Additionally, Deloitte & Touche LLP identified the lack of contemporaneous documentation of significant agreements as a reportable condition.

Item 7. Financial Statements and Exhibits.

Exhibit 16 Letter from Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       eVISION USA.COM, INC.

Date         June 5, 2001                                                               By: /s/ Tony T. W. Chan
                                                                                                              Tony T. W. Chan
                                                                                                              Chief Operating Officer